SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2007
Haights Cross Communications, Inc.

(Exact Name Of Registrant As Specified In Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-109381	13-4087398

(Commission File Number)	(I.R.S. Employer Identification No.)

10 New King Street, White Plains, New York	10604

(Address of Principal Executive Offices)	(Zip Code)
(914) 289-9400

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Adoption of Transaction Bonus Plan
On October 10, 2007, the Board of Directors of Haights Cross Communications, Inc. (the “Company”), upon recommendation of the Compensation Committee, adopted the Haights Cross Communications, Inc. Transaction Bonus Plan (the “Plan”) effective as of October 1, 2007. Under the Plan, selected employees of the Company (each, a “Participant”), including three of the Company’s named executive officers, are eligible to receive a transaction incentive bonus (the “Bonus”) if (i) the Company has announced that it is selling the Participant’s respective business unit; (ii) a certain minimum sales proceeds from the closing of the sale of the Participant’s business unit is achieved or exceeded; and (iii) the Participant remains continuously employed by the Company from the date he or she becomes a Participant in the Plan through the relevant payment dates. Once the minimum sales proceeds are achieved, the Participant’s Bonus may increase up to the maximum Bonus if the maximum sales proceeds for such business unit is achieved. One-half of the Participant’s Bonus will be paid on the 30th day following the closing of the sale transaction of the Participant’s business unit and the remainder will be paid on the one (1) year anniversary of the closing date.
For each named executive officer who is also a Participant in the Plan, if their respective business unit sales proceeds exceed the designated thresholds, then the minimum and maximum Bonus range is as follows:

Name	Minimum	Maximum
Kevin M. McAliley, Executive Vice President and	$190,000	$2,010,000
President of Triumph Learning Group
Linda Koons, Executive Vice President and	$77,500	$310,000
Publisher
Mark Kurtz, Vice President, Finance and	$71,775	$217,500
Accounting, and Chief Accounting Officer
The description of the Plan provided herein is for summary purposes only and is qualified in its entirety by the full and complete Plan, which is filed as Exhibit 10.1 hereto and is incorporated by reference.
Amendment of Executive Compensation
On October 9, 2007, the Compensation Committee approved an increase in the annual base salary for Mr. Kevin M. McAliley, Executive Vice President of the Company and President of the Company’s Triumph Learning Group from $335,000 to $380,000.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
10.1	Haights Cross Communications, Inc. Transaction Bonus Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2007	HAIGHTS CROSS COMMUNICATIONS, INC.
	By:	/s/ Mark Kurtz
		Name:	Mark Kurtz
		Title:	Vice President, Finance and Accounting, and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Haights Cross Communications, Inc. Transaction Bonus Plan